UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

VIA PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-27264	33-0687976
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Battery Street, Suite 330 San Francisco CA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 283-2200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2010, VIA Pharmaceuticals, Inc. (the “Company”) entered into amendments (the “Amendments”) to the promissory notes (collectively, the “Notes”) delivered under the Note and Warrant Purchase Agreement, dated as of March 12, 2009 as amended on September 11, 2009, October 30, 2009 and December 22, 2009, respectively (the “Loan Agreement”), by and among Bay City Capital Fund IV, L.P., its affiliate Bay City Capital Fund IV Co-Investment Fund, L.P. (collectively, the “Investors”) and the Company. The Amendments extended the maturity date under the Notes from February 28, 2010 to April 1, 2010. The Company and the Investors had previously amended the Notes on September 11, 2009 to extend the maturity date under the Notes from September 14, 2009 to October 31, 2009 (the “First Amendments”), on October 30, 2009 to extend the maturity date under the Notes from October 31, 2009 to December 31, 2009 (the “Second Amendments”) and on December 22, 2009 to extend the maturity date under the Notes from December 31, 2009 to February 28, 2010 (the “Third Amendments”).

The foregoing descriptions of the Amendments, the Notes, the Loan Agreement, the First Amendments, the Second Amendments and the Third Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the documents. The Amendments are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The Loan Agreement and the Notes are attached as exhibits to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2009. The First Amendments, Second Amendments and Third Amendments are attached as exhibits to the Company’s Current Reports on Form 8-K filed with the SEC on September 11, 2009, October 30, 2009 and December 22, 2009, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Promissory Note, dated as of February 26, 2010, by VIA Pharmaceuticals, Inc. and Bay City Capital Fund IV, L.P.
10.2	Fourth Amendment to Promissory Note, dated as of February 26, 2010, by VIA Pharmaceuticals, Inc. and Bay City Capital Fund IV Co-Investment Fund, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.

Date: March 1, 2010
	By:	/s/ James G. Stewart

James G. Stewart
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Promissory Note, dated as of February 26, 2010, by VIA Pharmaceuticals, Inc. and Bay City Capital Fund IV, L.P.
10.2	Fourth Amendment to Promissory Note, dated as of February 26, 2010, by VIA Pharmaceuticals, Inc. and Bay City Capital Fund IV Co-Investment Fund, L.P.